UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 28, 2005

REDDY ICE HOLDINGS, INC.

 (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-110442-04 (Commission File Number)	56-2381368 (I.R.S. Employer Identification No.)

8750 North Central Expressway, Suite 1800

Dallas, Texas  75231

(Address of principal executive offices)

Registrant’s telephone number, including area code:  (214) 526-6740

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02.              Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On March 28, 2005, after a review of the Company’s presentation of its operating results, management and the Audit Committee of the Company’s Board of Directors have decided to reclassify depreciation expense in the Company’s historical financial statements, which will have the effect of reducing gross profit, but which will not have any effect on income from operations or net income.

In the process of preparing its consolidated financial statements for the year ended December 31, 2004 and in responding to comments from the Securities and Exchange Commission (“SEC”) on the Company’s Registration Statement on Form S-1 relating to the Company’s contemplated initial public offering of common stock, the Company determined that its presentation of “cost of sales” and “gross profit”, as previously reported, was not consistent with GAAP.

Historically, the Company has not included depreciation expense related to cost of sales as a component of cost of sales and therefore had excluded it from gross profit calculations. The exclusion of such depreciation from the calculation of gross profit is inconsistent with the Securities & Exchange Commission Staff Accounting Bulletin Topic 11:B, “Depreciation and Depletion Excluded from Cost of Sales”. Consistent with presentations of other companies in related industries, the Company is adding the caption “depreciation expense related to cost of sales” above “gross profit” in its consolidated statements of operations.  The Company will restate its historical consolidated statements of operations to reclassify amounts from “depreciation and amortization expense” to “depreciation expense related to cost of sales”, which will have the effect of reducing gross profit, but will not have any effect on income from operations or net income.  In addition, the Company is renaming the caption “cost of sales” to “cost of sales (excluding depreciation)” to clarify that depreciation expense attributable to cost of sales is not included in that caption.

The Company will restate its historical financial statements to reflect the revised presentation. This change in presentation does not affect historical consolidated balance sheets or consolidated statements of cash flows.

As a result of the restatement, the Company’s previously issued annual and quarterly financial statements should no longer be relied upon. The Company intends to file the corrections to its annual financial statements in its 2004 Annual Report on Form 10-K no later than March 31, 2005.

The Company’s management and Audit Committee of the Board of Directors have discussed the matters disclosed in this current Report on Form 8-K with Deloitte & Touche LLP, the Company’s independent registered public accounting firm.

Item 9.01.              Financial Statements and Exhibits.

                (c)           Exhibits.

                Exhibit 99.1            Press Release dated March 31, 2005

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SIGNATURES

                                Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:       March 31, 2005

REDDY ICE HOLDINGS, INC.

By:	/s/ Steven J. Janusek
	Name:	Steven J. Janusek
	Title:	Chief Financial and Accounting Officer

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